Item 1: Report to Shareholders

Emerging Europe & Mediterranean Fund	April 30, 2005

The views and opinions in this report were current as of April 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Emerging markets in Europe and the Mediterranean region produced double-digit returns in the last six months, but gains were trimmed by late-period selling, and their overall performance trailed that of other developing regions. Middle Eastern markets were especially strong, helped by reform efforts in Egypt and encouraging political developments in other countries. Emerging European markets generally lagged, though Hungary and the Czech Republic were exceptions.

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months
Emerging Europe &
Mediterranean Fund	23.24%	33.87%
MSCI Emerging Markets
Europe and Middle East Index	11.82	21.96
Please see the fund’s quarter-end returns following this letter.

Your fund produced powerful returns of 23.24% and 33.87% in the 6- and 12-month periods ended April 30, 2005, respectively. As shown in the table, the fund surpassed the MSCI Emerging Markets Europe and Middle East Index in both periods. In the last six months, significant exposure to Egypt, which is not represented in our benchmark but where stocks performed extremely well, drove the fund’s outperformance. Favorable stock selection in other countries also contributed to our performance advantage.

PORTFOLIO REVIEW

MIDDLE EAST

Egypt

The Egyptian stock market soared 93% in U.S. dollar terms in the last six months, supported by the apparently genuine reform efforts of President Hosni Mubarak and his son, Gamal, who is head of the Policy Secretariat and a former U.S. investment banker. The reform process is still in the early stages—with privatizations and other initiatives likely to accelerate following the presidential election in September—so consumers have yet to feel the effects. At present, the main risk to the economy is a sharp drop in oil prices, which would hurt the liquidity of Egypt’s most important markets, oil-producing countries in the Middle East.

Top-tier Egyptian companies have good qualities by emerging market standards. Many operate in cozy duopolies and have high returns on equity (ROE) and managements that are focused on shareholder value.

Wireless telecommunication services companies such as Egyptian Company for Mobile Services and Vodafone Egypt are still attractive investments, in our opinion, as wireless penetration in Egypt is only about 10%. Orascom Telecom, our largest holding at the end of April, has potentially greater growth prospects because the company’s operations are not restricted to Egypt. Other major Egyptian holdings include Orascom Construction Industries, which is benefiting from booming activity in the Persian Gulf region, and Commercial International Bank, which is poised to benefit from a developing retail market over time. Although overweighting Egypt was extremely beneficial, as mentioned earlier, and although Egyptian stocks were some of our top contributors to absolute performance, several of our holdings actually underperformed the Egyptian market. (Please refer to the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

GEOGRAPHIC DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
	10/31/04	4/30/05
Russia	24.5%	25.6%
Egypt	18.4	23.7
Turkey	12.3	19.1
Israel	20.3	12.8
Hungary	4.2	5.6
Poland	0.0	3.6
Czech Republic	3.2	2.0
Other and Reserves	17.1	7.6
Total	100.0%	100.0%

Israel

Israel’s stock market returned about 20% in U.S. dollar terms in the last six months. Stock selection in the country was favorable, with agricultural chemical maker Makhteshim-Agan Industries and Bank Leumi producing good financial results. Although the economy continued growing at a steady pace and terrorist attacks have diminished somewhat, we reduced our exposure to Israeli stocks from 20% to 13% since the end of October because we are finding better growth opportunities in countries such as Turkey and Egypt. To fund such purchases, we eliminated Partner Communications, Orbotech, and NICE Systems from the portfolio. At the end of April, Israel was the fund’s largest country underweighting relative to the index.

Turkey

Turkish stocks rose modestly in the last six months, as strong gains early in the period—which were inspired in part by news that formal membership discussions with the European Union (EU) would begin in October 2005—faded in recent months amid concerns about rising U.S. interest rates. (The country’s high level of debt and reliance on foreign cash flows to finance its large trade deficit make it sensitive to rising U.S. rates.) We increased our Turkish exposure from 12% to 19% of assets during our reporting period, but, because of the market’s lagging performance, our overweighting limited the fund’s potential gains.

In the last six months, we added to our position in Turkiye Is Bankasi, one of the country’s largest banks. We also established a position in Finansbank, a second-tier bank with a very attractive valuation, a clean balance sheet, and the potential to benefit from favorable retail banking trends. Finansbank was one of our top contributors to absolute performance.

MARKET PERFORMANCE
Six Months	Local	Local Currency	U.S.
Ended 4/30/05	Currency	vs. U.S. Dollars	Dollars
Czech Republic	30.17%	4.67%	36.25%
Egypt	79.81	7.37	93.06
Greece	16.96	1.49	18.69
Hungary	26.36	-1.17	24.88
Israel	18.65	2.02	20.47
Poland	6.39	2.57	9.13
Russia	-3.57	3.47	-3.57
Turkey	3.17	6.19	9.56
Source: RIMES Online, using MSCI indices.

Appliance manufacturer Arcelik was quite disappointing in the last six months, as the company’s profit margins have been squeezed by rising input costs and tough domestic competition. We maintained a position in the stock, however, as the firm is gaining market share in Europe and should continue to benefit from the strengthening Turkish consumer sector. Another laggard was Hurriyet Gazetecilik, a media company that has suffered from the weakness of the Turkish lira versus the U.S. dollar (the company’s newsprint costs are in dollars, while its revenues are in lira). Nevertheless, theirs is the most popular, most widely read Turkish newspaper, and we still expect the company’s 2005 earnings to be strong as advertising revenues continue to grow.

EMERGING EUROPE

Russia

The Russian stock market, which fell slightly in the last six months due to poor performance of energy and materials stocks amid signs of growing state intervention in the economy, substantially lagged other markets in our target regions. Although our overall allocation to the country rose slightly since our last report to you, we maintained a slight underweighting relative to the benchmark.

In the wake of the forced and highly controversial auction of a significant Yukos business unit late in 2004, which ultimately ended up in the hands of the state-owned energy company Rosneft, we began shifting away from some longer-term holdings to focus new positions on consumer-oriented stocks. For example, we reduced our exposure to energy company Lukoil and to wireless telecom company AO VimpelCom, which fell due to lower-than-expected earnings and revenues per user, as well as a potentially disruptive shareholder dispute. We established a position in Sberbank, a commercial bank with an attractive valuation that is poised to benefit from high loan growth and a favorable competitive environment.

INDUSTRY DIVERSIFICATION
	Percent of Net Assets
10/31/04		4/30/05
Financials	26.9%	34.9%
Telecommunication Services	23.1	21.3
Energy	15.9	12.3
Information Technology	7.7	7.1
Consumer Discretionary	2.6	6.2
Industrials and Business Services	4.3	5.5
Materials	7.7	4.9
Consumer Staples	1.3	2.8
Other and Reserves	10.5	5.0
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

Central Europe

Each of the three primary Central European countries—Poland, Hungary, and the Czech Republic—advanced in the last six months. Returns in Poland were somewhat weaker due to slowing economic growth and delayed budgetary reforms, but Hungary and the Czech Republic produced very strong returns amid steady growth, successful economic reform efforts, and greater foreign direct investment. We remain underweighted in these countries because we believe that the benefits of EU convergence have now largely played out for them. Unfortunately, underweighting Hungary and the Czech Republic hurt our performance relative to the benchmark.

During the last six months, we returned to the Polish market and established positions in two stocks—energy company Polski Koncern Naftowy Orlean and Bank Pekao. On the other hand, we sold our only Estonian holding, Hansabank, following a takeover offer from Swedbank.

OUTLOOK

Although emerging markets have experienced heightened volatility in recent months, we continue to believe that emerging market fundamentals look generally healthy. External factors, such as oil price increases, rising global inflation fears, and Federal Reserve rate hikes, drove recent declines. Although this backdrop makes us cautious, we believe that emerging market growth will increasingly be driven by domestic demand, with less dependence on global trade factors.

Despite being hit hard in March and April due to its sensitivity to U.S. interest rates, Turkey has seen recent declines in inflation and interest rates, as well as continuing economic and sociopolitical reforms. In Egypt, where political and economic reforms are also likely to continue, we are buying profitable companies trading at what we believe are reasonable valuations, particularly wireless telecommunication companies. In Russia, economic growth continues at a healthy pace, though it has decelerated recently, and current and fiscal accounts are in surplus. The main concerns going forward are increased government intervention in the markets and the resource dependency of the economy. However, stronger consumer activity should support the economy.

While emerging markets may continue to struggle in the short term due to global economic factors, we believe they could outperform developed markets over the long term. In the current environment, we believe that our focus on high-quality stocks in consumer-sensitive industries such as media, retailers, banks, and mobile phone operators will be advantageous.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.
May 17, 2005

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

MSCI Emerging Markets Europe and Middle East Index: a market capitalization weighted index consisting of more than 100 securities in seven world markets.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
4/30/05

Orascom Telecom, Egypt	7.6%
OTP Bank, Hungary	5.5
Orascom Construction Industries, Egypt	5.4
Lukoil, Russia	5.4
Egyptian Company for Mobile Services, Egypt	4.0
Turkiye Is Bankasi, Turkey	3.6
Commercial International Bank, Egypt	3.6
Sberbank RF, Russia	3.0
Bank Hapoalim, Israel	2.9
AO VimpelCom, Russia	2.7
Makhteshim-Agan Industries, Israel	2.7
Bank Leumi, Israel	2.6
Finansbank, Turkey	2.6
Turkiye Garanti Bankasi, Turkey	2.6
Mobile Telesystems, Russia	2.5
Check Point Software Technologies, Israel	2.5
RBC Information Systems, Russia	2.4
Mechel Steel Group, Russia	2.2
Denizbank, Turkey	2.2
Hurriyet, Turkey	2.1
OAO Seventh Continent, Russia	2.1
Lipman Electronic Engineering, Israel	2.1
Komercni Banka, Czech Republic	2.0
Gazprom, Russia	2.0
Polski Koncern Naftowy Orlean, Poland	2.0
Total	78.3%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

		Since
		Inception
Periods Ended 4/30/05	1 Year	8/31/00
Emerging Europe & Mediterranean Fund	33.87%	13.08%
MSCI Emerging Markets Europe and Middle East Index	21.96	7.87
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05
Actual	$1,000.00	$1,232.40	$7.75
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,017.85	7.00
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.40%), multiplied
* by the average account value over the period, multiplied by the number of days in the most recent fiscal
* half year (181) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

		Since
		Inception
Periods Ended 3/31/05	1 Year	8/31/00

Emerging Europe & Mediterranean Fund	21.18%	13.43%
MSCI Emerging Markets Europe and Middle East Index	15.28	8.82

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at
1-800-225-5132. The performance information shown does not reflect the deduction of a
2% redemption fee on shares held for three months or less. If it did, the performance would be lower.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

Unaudited

FINANCIAL HIGHLIGHTS				For a share outstanding throughout each period

		6 Months	Year				8/31/00
		Ended	Ended				Through
		4/30/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
	NET ASSET VALUE
	Beginning of period	$14.24	$10.81	$6.82	$5.89	$8.65	$10.00

	Investment activities
	Net investment income
	(loss)	0.06	(0.01)	0.04*	(0.05)*	(0.06)*	(0.01)*
	Net realized and
	unrealized gain (loss)	3.19	3.40	3.93	0.98	(2.64)	(1.34)

	Total from investment
	activities	3.25	3.39	3.97	0.93	(2.70)	(1.35)

	Distributions
	Net investment income	–	(0.02)	–	–	–	–
	Net realized gain	–	–	–	–	(0.07)	–

	Total distributions	–	(0.02)	–	–	(0.07)	–

	Redemption fees added
	to paid-in-capital	0.06	0.06	0.02	–	0.01	–

	NET ASSET VALUE
	End of period	$17.55	$14.24	$10.81	$6.82	$5.89	$8.65

	Ratios/Supplemental Data
	Total return^	23.24%	31.96%	58.50%*	15.79%*	(31.28)%*	(13.50)%*
	Ratio of total expenses
	to average net assets	1.40%†	1.75%	1.75%*	1.75%*	1.75%*	1.75%*†
	Ratio of net investment
	income (loss) to average
	net assets	0.76%†	(0.16)%	0.51%*	(0.66)%*	(0.82)%*	(0.73)%*†
	Portfolio turnover rate	33.9%†	67.7%	54.1%	94.5%	83.1%	62.9%†
	Net assets, end of period
	(in thousands)	$370,063	$114,568	$46,813	$21,481	$17,331	$25,533

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period,
	assuming reinvestment of all distributions and payment of no redemption and account fees.
*	Excludes expenses in excess of a 1.75% contractual expense limitation in effect through 2/28/07.
†	Annualized
**	Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)++	Shares	Value
(Cost and value in $ 000s)

BERMUDA 1.0%

Common Stocks 1.0%
Central European Media Enterprises (USD) *	77,700	3,574
Total Bermuda (Cost $3,490)		3,574

CZECH REPUBLIC 2.0%

Common Stocks 2.0%
Komercni Banka	58,909	7,467
Total Czech Republic (Cost $7,144)		7,467

EGYPT 23.7%

Common Stocks 23.7%
Commercial International Bank	1,643,350	13,240
Egyptian Company for Mobile Services	448,650	14,697
Lecico Egypt GDR, (Regulation S shares) (USD)	358,400	6,272
Orascom Construction Industries	882,800	20,092
Orascom Telecom *	287,700	23,541
Orascom Telecom (Regulation S shares) GDR (USD) *	109,300	4,502
Vodafone Egypt	390,927	5,221
Total Egypt (Cost $55,876)		87,565

HUNGARY 5.6%

Common Stocks 5.6%
OTP Bank	664,300	20,526
Total Hungary (Cost $20,397)		20,526

ISRAEL 12.8%

Common Stocks 12.8%
Bank Hapoalim	3,157,100	10,859
Bank Leumi	3,424,000	9,686
Check Point Software Technologies (USD) *	443,500	9,291
Lipman Electronic Engineering (USD)	263,300	7,660
Makhteshim-Agan Industries	1,584,900	9,889
Total Israel (Cost $41,800)		47,385

KAZAKHSTAN 1.7%

Common Stocks 1.7%
PetroKazakhstan (USD)	214,489	6,227
Total Kazakhstan (Cost $7,168)		6,227

POLAND 3.6%

Common Stocks 3.6%
Bank Pekao *	153,210	6,064
Polski Koncern Naftowy Orlean	523,300	7,242
Total Poland (Cost $15,914)		13,306

RUSSIA 25.6%

Common Stocks 25.6%
AFK Sistema GDR, 144A (USD) *	259,600	4,024
AO VimpelCom ADR (USD) *	306,000	10,012
Lukoil (USD)	78,430	2,683
Lukoil ADR (USD)	126,550	17,258
Mechel Steel Group ADR (USD) *	306,900	8,231
Mobile Telesystems ADR (USD)	277,724	9,332
Novatek OAO (USD) *	3,000	3,930
OAO Gazprom (Regulation S shares) ADR (USD) §	216,200	7,297
OAO Seventh Continent (USD)	617,000	7,743
RBC Information Systems (USD) *	2,398,300	8,994
Sberbank RF (USD)	16,970	11,101
Severstal AVTO (USD) *	240,000	3,626
Sibneft ADR (USD) *§	33,100	515
Total Russia (Cost $85,014)		94,746

TURKEY 19.1%

Common Stocks 19.1%
Akbank	1,115,900	5,374
Aksigorta	846,000	2,656
Anadolou Efes Biracilik ve Malt Sanayii	134,000	2,607
Arcelik *	1,068,800	4,853
Denizbank *	2,914,654	8,151
Dogus Otomotiv *	73,000	175
Finansbank *	3,535,600	9,621
Hurriyet Gazetecilik ve Matbaacilik	4,333,200	7,751
Turkcell Iletisim Hizmet	775,100	4,765
Turkcell Iletisim Hizmet ADR (USD)	117,180	1,823
Turkiye Garanti Bankasi *	2,666,500	9,513
Turkiye Is Bankasi	2,642,200	13,436
Total Turkey (Cost $70,326)		70,725

SHORT-TERM INVESTMENTS 4.1%

Money Market Funds 4.1%
T. Rowe Price Reserve Investment Fund, 2.93% #†	15,323,986	15,324
Total Short-Term Investments (Cost $15,324)		15,324

SECURITIES LENDING COLLATERAL 2.5%

Money Market Pooled Account 2.5%
Investment in money market pooled account managed by JP
Morgan Chase Bank, London, 2.902% #	9,419,014	9,419
Total Securities Lending Collateral (Cost $9,419)		9,419

Total Investments in Securities
101.7% of Net Assets (Cost $331,872)	$376,264

(1)	Denominated in currency of country of
incorporation unless otherwise noted
#	Seven-day yield
*	Non-income producing
§	All or a portion of this security is on loan
at April 30, 2005 – See Note 2
++	At April 30, 2005, a substantial number
of the fund’s international securities were
valued by the T. Rowe Price Valuation
Committee, established by the fund’s
Board of Directors. See Note 1
†	Affiliated company – See Note 5
144A	Security was purchased pursuant to Rule
144A under the Securities Act of 1933 and
may be resold in transactions exempt from
registration only to qualified institutional
buyers—total value of such securities at
period-end amounts to $4,024 and repre-
sents 1.1% of net assets
ADR	American Depository Receipts
GDR	Global Depository Receipts
USD	U.S. dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $15,324)	$15,324
Non-affiliated companies (cost $316,548)	360,940

Total investments in securities	376,264
Cash	50
Dividends and interest receivable	739
Receivable for investment securities sold	8,468
Receivable for shares sold	1,836
Other assets	2,098

Total assets	389,455

Liabilities
Investment management fees payable	320
Payable for investment securities purchased	7,113
Payable for shares redeemed	884
Obligation to return securities lending collateral	9,419
Due to affiliates	13
Other liabilities	1,643

Total liabilities	19,392

NET ASSETS	$370,063

Net Assets Consist of:
Undistributed net investment income (loss)	$894
Undistributed net realized gain (loss)	(714)
Net unrealized gain (loss)	44,390
Paid-in-capital applicable to 21,082,713 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized	325,493

NET ASSETS	$370,063

NET ASSET VALUE PER SHARE	$17.55

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
4/30/05
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $252)	$2,483
Securities lending	58
Interest	2

Total income	2,543

Expenses
Investment management	1,245
Shareholder servicing	170
Custody and accounting	91
Registration	30
Prospectus and shareholder reports	22
Legal and audit	9
Directors	3
Proxy and annual meeting	2
Miscellaneous	3
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	74

Total expenses	1,649

Net investment income (loss)	894

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	7,166
Foreign currency transactions	(711)

Net realized gain (loss)	6,455

Change in net unrealized gain (loss)
Securities	16,266
Other assets and liabilities
denominated in foreign currencies	(7)

Change in net unrealized gain (loss)	16,259

Net realized and unrealized gain (loss)	22,714

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$23,608

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	4/30/05	10/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$894	$(134)
Net realized gain (loss)	6,455	786
Change in net unrealized gain (loss)	16,259	15,449

Increase (decrease) in net assets from operations	23,608	16,101

Distributions to shareholders
Net investment income	–	(90)

Capital share transactions *
Shares sold	285,213	83,559
Distributions reinvested	–	83
Shares redeemed	(54,181)	(32,309)
Redemption fees received	855	411

Increase (decrease) in net assets from capital
share transactions	231,887	51,744

Net Assets
Increase (decrease) during period	255,495	67,755
Beginning of period	114,568	46,813

End of period	$370,063	$114,568

(Including undistributed net investment income of
$894 at 4/30/05 and $0 at 10/31/04)

*Share information
Shares sold	16,170	6,195
Distributions reinvested	–	7
Shares redeemed	(3,130)	(2,490)

Increase (decrease) in shares outstanding	13,040	3,712

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe and Mediterranean Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2005, approximately 92% of the fund’s net assets were invested in securities of companies located in emerging markets or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent.

At April 30, 2005, the value of loaned securities was $9,073,000; aggregate collateral consisted of $9,419,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $263,566,000 and $37,998,000, respectively, for the six months ended April 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2004, the fund had $7,169,000 of unused capital loss carryforwards, of which $3,808,000 expire in fiscal 2009, $2,673,000 expire in fiscal 2010, and $688,000 expire in fiscal 2011.

At April 30, 2005, the cost of investments for federal income tax purposes was $331,872,000. Net unrealized gain aggregated $44,390,000 at period-end, of which $55,274,000 related to appreciated investments and $10,884,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2005, the effective annual group fee rate was 0.31% .

The fund is also subject to a contractual expense limitation through February 28, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.75% . Through February 28, 2009, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, at April 30, 2005, there were no amounts subject to repayment by the fund. For the six months ended April 30, 2005, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2005, expenses incurred pursuant to these service agreements were $42,000 for Price Associates, $116,000 for T. Rowe Price Services, Inc., and $3,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds.

Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2005, the fund was allocated $4,000 of Spectrum Funds’ expenses, of which $2,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as a component of due to affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2005, approximately 0.7% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended April 30, 2005, dividend income from the Reserve Funds totaled $233,000, and the value of shares of the Reserve Funds held at April 30, 2005 and October 31, 2004 was $15,324,000 and $10,022,000, respectively.

As of April 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 101,000 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price International, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board had previously conducted a detailed review of the organization, structure, and investment teams of the Manager at a meeting held in October 2004. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the one- and three-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees

The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was generally above the median for comparable funds, but that the fund’s expense ratio was generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract, as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 16, 2005